UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

DLH HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

194427 DLH Holdings Proxy Notice Rev2 Front

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

DLH Holdings Corp.
c/o Continental Proxy Services
1 State Street,30th Fl., NY, NY 10004-1561

DLH Holdings Corp.

3565 Piedmont Road, NE.
Building 3, Suite 700
Atlanta, Georgia 30305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on
March 13, 2025

*Shareholders are cordially invited to attend the Annual Meeting.
The Company will be hosting the Annual Meeting in person and on the Internet.

Dear Shareholder,

The 2025 Annual Meeting of Shareholders of DLH Holdings Corp., will be held at 10:00 AM (local time) on Thursday, March 13, 2025, at the offices of Becker & Poliakoff, 45 Broadway, 17th Floor, New York, NY 10006, and virtually at https://www.cstproxy.com/dlhcorp/2025. To attend and participate virtually, please visit https://www.cstproxy.com/dlhcorp/2025.

Proposals to be considered at the Annual Meeting:

(1) To elect the seven Directors nominated by the Board of Directors to serve until the 2026 Annual Meeting;

(2) An advisory vote regarding the approval of compensation paid to our named executive officers;

(3) An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

(4) To approve the DLH Holdings Corp. 2025 Equity Incentive Plan;

(5) Ratification of the appointment of WithumSmith + Brown PC, as the Company's independent registered public accounting firm for the 2025 fiscal year; and

(6) The transaction of such other businesses as may properly be brought before the meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" all the nominees for election to the board of directors listed in the Company's 2025 Proxy Statement, "FOR" Proposals 2, 4 and 5, and for a frequency of "1 Year" for Proposal 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote at the Meeting –
If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting.
To attend: **https://www.cstproxy.com/dlhcorp/2025**

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number as shown to the right and vote your shares.

Vote Your Proxy on the Internet:

Go to **https://www.cstproxyvote.com**
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at: https://www.cstproxy.com/dlhcorp/2025

194427 DLH Holdings Proxy Notice Rev2 Back

DLH Holdings Corp.
3565 Piedmont Road, NE.
Building 3, Suite 700
Atlanta, Georgia 30305

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 13, 2025

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement, annual report and other proxy materials are available at:
https://www.cstproxy.com/dlhcorp/2025

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 28, 2025 to facilitate a timely delivery.

The following Proxy Materials are available to you to at: **https://www.cstproxy.com/dlhcorp/2025**

- the Company's Annual Report for the year ended September 30, 2024;
- the Company's 2025 Proxy Statement;
- the Proxy Card;
- any amendments to the foregoing materials that are required to be furnished to shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791,
or
By logging on to https://www.cstproxy.com/dlhcorp/2025
or
By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.